Merrill Lynch Life Insurance Company
4333 Edgewood Road NE
Cedar Rapids, IA 52499

September 4, 2009

Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re: Merrill Lynch Life Variable Life Separate Account II

           Merrill Lynch Prime Plan I-IV, Directed - Registration No. 33-43057

           Merrill Lynch Prime Plan V – Registration No. 33-43058

           Merrill Lynch Prime Plan VI – Registration No. 33-43059

           Merrill Lynch Prime Plan 7 – Registration No. 33-43060

           Merrill Lynch Directed Life 2 – Registration No. 333-43055

Commissioners:

Merrill Lynch Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the semi-annual reports for the period ended June 30, 2009 for the following underlying mutual funds (“Funds”) in which Registrant invests:

         Annual Report Filings:

         BlackRock Series Fund, Inc.

         BlackRock Balanced Capital Portfolio, SEC File No.: 811-03091
         BlackRock Bond Portfolio, SEC File No.: 811-03091
         BlackRock Fundamental Growth Portfolio, SEC File No.: 811-03091
         BlackRock Global Allocation Portfolio, SEC File No.: 811-03091
         BlackRock High Income Portfolio, SEC File No.: 811-03091
         BlackRock Government Income Portfolio, SEC File No.: 811-05742
         BlackRock Large Cap Core Portfolio, SEC File No.: 811-03091
         BlackRock Money Market Portfolio, SEC File No.: 811-05742

         BlackRock Variable Series Funds, Inc.

         BlackRock Basic Value V.I. Fund, SEC File No.: 811-03290
         BlackRock Global Allocation V.I. Fund, SEC File No.: 811-03290
         BlackRock Global Growth V.I. Fund, SEC File No.: 811-03290
         BlackRock S&P 500 Index V.I. Fund, SEC File No.: 811-03290
         BlackRock International Value V.I. Fund, SEC File No.: 811-03290
         BlackRock Large Cap Growth V.I. Fund, SEC File No.: 811-03290
         BlackRock Large Cap Value V.I. Fund, SEC File No.: 811-03290
         BlackRock Value Opportunities V.I. Fund, SEC File No.: 811-03290
         BlackRock Utilities and Telecommunications V.I. Fund, SEC File No.: 811-03290

        AIM Variable Insurance Funds

        AIM V.I. Capital Appreciation Fund, SEC File No.: 811-07452
        AIM V.I. Core Equity Fund, SEC File No.: 811-07452

        AllianceBernstein Variable Products Series Fund, Inc.

        Large Cap Growth Portfolio, SEC File No.: 811-05398

         MFS Variable Insurance Trust

         MFS Emerging Growth Series, SEC File No.: 811-08326

        MLIG Variable Insurance Trust

        Roszel/Delaware Trend Portfolio, SEC File No.: 811-21038
        Roszel/Allianz CCM Capital Appreciation Portfolio, SEC File No.: 811-21038

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (727) 299-1830.

Very truly yours,

/s/ Arthur D. Woods
Arthur D. Woods, Vice President

cc: Priscilla Hechler

     Gayle Morden